UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): November 8, 2011
Sysco Corporation
(Exact name of registrant as specified in its charter)

Delaware	1-06544	74-1648137
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)
1390 Enclave Parkway, Houston, TX 77077-2099
(Address of principal executive office) (zip code)
Registrant’s telephone number, including area code: (281) 584-1390
N/A
(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events
     Unless this Form 8-K indicates otherwise or the context otherwise requires, the terms “we,” “our,” “us,” “Sysco,” or “the company” as used in this Form 8-K refer to Sysco Corporation together with its consolidated subsidiaries and divisions.
     Sysco’s management has changed the way it evaluates the performance of its operating segment results. Beginning with the first quarter of fiscal 2012, each segment’s operating income no longer includes certain centrally incurred costs for corporate overhead and shared services. Previously, these centrally incurred costs were charged to the segments based upon the relative level of service used by each operating segment. Management now evaluates the performance of each of our operating segments based on its respective operating income results, which excludes the allocation of certain centrally incurred costs. This results in higher operating income at an operating segment level and higher corporate expenses.
     Also in the first quarter of fiscal 2012, we reorganized our buying cooperative to streamline certain business functions. This function began operating as a shared corporate cost center. As a result, Sysco changed the consolidated results of operations for the classification of certain centrally incurred purchasing costs to be recognized within operating expenses. Prior to fiscal 2012, these costs were netted against cost of sales and reflected as a reduction to gross profit.
     Both the new segment performance basis of reporting and the change in consolidated results of operations presentation are reflected in Sysco’s Form 10-Q for the quarter ended October 1, 2011. In the exhibits to this Form 8-K, Sysco has revised applicable sections of Management’s Discussion and Analysis of Financial Condition and Results of Operations (MD&A) and Financial Statements and Supplementary Data included in the company’s Annual Report on Form 10-K for the fiscal year ended July 2, 2011 (the 2011 Form 10-K) to reflect these changes.
     The MD&A and Financial Statements and Supplementary Data filed with this Form 8-K are historical in nature and have not been updated in any way other than to reflect the new basis of determining segment operating income without the allocation of certain centrally incurred costs and the classification of centrally incurred purchasing costs, except that a typographical error has been corrected in the MD&A. The latter removed an ambiguity in the MD&A to clarify that the costs of the Company’s Business Transformation Project are expected to exceed the benefits during Fiscal 2012. Except for the revisions described above, the MD&A is applicable as of August 30, 2011, the filing date for the 2011 Form 10-K. For this reason, the MD&A may include predictions or other forward-looking statements that are now outdated. No other information in our 2011 Form 10-K has been updated for events or developments that occurred subsequent to the initial filing of the 2011 Form 10-K with the U.S. Securities and Exchange Commission (the SEC). For developments since the initial filing of the 2011 Form 10-K, and a current MD&A discussion about the company, please refer to our Quarterly Report on Form 10-Q for the period ended October 1, 2011. The information in this Form 8-K, including the exhibits, should be read in conjunction with the 2011 Form 10-K and subsequent SEC filings, including in particular, our Form 10-Q for the quarter ended October 1, 2011.
     Certain statements made herein and in the exhibits to this Form 8-K that look forward in time or express management’s expectations or beliefs with respect to the occurrence of future events are forward-looking statements under the Private Securities Litigation Reform Act of 1995. They include statements about Sysco’s ability to increase its sales and market share and grow earnings, the continuing impact of economic conditions on consumer confidence and our business, sales and expense trends, including expectations regarding pay-related expense and pension costs, anticipated multi-employer pension related liabilities and contributions to various multi-employer pension plans, expectations regarding potential payments of unrecognized tax benefits and interest, expectations regarding share repurchases, expected trends in fuel pricing, usage costs and surcharges, our expectation regarding the provision for losses on accounts receivable, expected implementation, costs and benefits of the ERP system, estimated expenses and capital expenditures related to our Business Transformation Project in fiscal 2012, our plan to continue to explore and identify opportunities to grow in international markets and adjacent areas that complement our core business, the impact of ongoing legal proceedings, the loss of SYGMA’s largest customer not having a material adverse effect on Sysco as a whole, compliance with laws and government regulations not having a material effect on our capital expenditures, earnings or competitive position, anticipated acquisitions and capital expenditures and the sources of financing for them, continued competitive advantages and positive results from strategic initiatives, anticipated company-sponsored pension plan liabilities, our expectations regarding cash flow from operations, the availability and adequacy of insurance to cover liabilities, the impact of future adoption of accounting pronouncements, predictions regarding the impact of changes in estimates used in impairment analyses, the anticipated impact of changes in foreign currency exchange rates and Sysco’s ability to meet future cash requirements and remain profitable.
     Actual results may differ materially due in part to the risk factors set forth below and those discussed in Item 1A of our Annual Report on Form 10-K for the fiscal year ended July 2, 2011:
•	risks relating to difficult economic conditions and heightened uncertainty in the financial markets and their effect on consumer confidence;

•	periods of significant or prolonged inflation or deflation and their impact on our product costs and profitability;

•	risks related to our Business Transformation Project, including the risk that the project may not be successfully implemented, may not prove cost effective and may have a material adverse effect on our liquidity and results of operations;

•	the risk that we may not be able to compensate for increases in fuel costs;

•	the risk of interruption of supplies due to lack of long-term contracts, severe weather or more prolonged climate change, work stoppages or otherwise;

•	the risk that we fail to comply with requirements imposed by applicable law or government regulations;

•	the potential impact of product liability claims and adverse publicity;

•	the risk that competition in our industry may impact our margins or customer retention;

•	difficulties in successfully entering and operating in international markets and complimentary lines of business;

•	the successful completion of acquisitions and integration of acquired companies, as well as the risk that acquisitions could require additional debt or equity financing and negatively impact our stock price or operating results;

•	Sysco’s leverage and debt risks, capital and borrowing needs and changes in interest rates;

•	our dependence on technology and the reliability of our technology network;

•	the risk that other sponsors of our multiemployer pension plans will withdraw or become insolvent;

•	that the Internal Revenue Service may impose an excise tax on the unfunded portion of our multiemployer pension plans or that the Pension Protection Act could require that we make additional pension contributions;

•	the impact of financial market changes on the assets held by our company-sponsored Retirement Plan and by the multiemployer pension plans in which we participate;

•	labor issues, including the renegotiation of union contracts and shortage of qualified labor; and

•	the risk that the anti-takeover benefits provided by our preferred stock may not be viewed as beneficial to stockholders.
     For a more detailed discussion of factors that could cause actual results to differ from those contained in the forward-looking statements, see the risk factors discussion contained in Item 1A of our Annual Report on Form 10-K for the fiscal year ended July 2, 2011.
     In addition, the success of Sysco’s strategic initiatives could be affected by conditions in the economy and the industry and internal factors such as the ability to control expenses, including fuel costs. Expected trends related to fuel costs and usage are impacted by fluctuations in the economy generally and numerous factors affecting the oil industry that are beyond our control. Our efforts to lower our cost of goods sold may be impacted by factors beyond our control, including actions by our competitors and/or customers. We have experienced delays in the implementation of our Business Transformation Project and the expected costs of our Business Transformation Project may be greater or less than currently expected, as we may encounter the need for changes in design or revisions of the project calendar and budget. Our business and results of operations may be adversely affected if we experience operating problems, scheduling delays, cost overages, or limitations on the extent of the business transformation during the Enterprise Resource Planning (ERP) implementation process. As implementation of the ERP system and the Business Transformation Project begins, there may be changes in design or timing that impact near-term expense and cause us to revise the project calendar and budget, and additional hiring and training of employees and consultants may be required, which could also impact project expense and timing. Company-sponsored pension plan liabilities are impacted by a number of factors including the discount rate for determining the current value of plan benefits, the assumption for the rate of increase in future compensation levels and the expected rate of return on plan assets. The amount of shares repurchased in a given period is subject to a number of factors, including available cash and our general working capital needs at the time. Our plans with respect to growth in international markets and adjacent areas that complement our core business are subject to the company’s other strategic initiatives and plans and economic conditions generally. Legal proceedings are impacted by events, circumstances and individuals beyond the control of Sysco. The need for additional borrowing or other capital is impacted by factors that include capital expenditures or acquisitions in excess of those currently anticipated, stock repurchases at historical levels, or other unexpected cash requirements. Predictions regarding the future adoption of accounting pronouncements involve estimates without the benefit of precedent, and if our estimates turn out to be materially incorrect, our assessment of the impact of the pronouncement could prove incorrect, as well. The anticipated impact of compliance with laws and regulations also involves the risk that estimates may turn out to be materially incorrect, and laws and regulations, as well as methods of enforcement, are subject to change.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits.

23.1	Consent of Ernst & Young LLP.

99.1	Part II, Item 7. Revised Management’s Discussion and Analysis of Financial Condition and Results of Operations as of, and for the period ending, July 2, 2011.

99.2	Part II, Item 8. Revised Financial Statements and Supplementary Data as of, and for the period ending, July 2, 2011. [1]

99.3	Quarterly Segment Operating Income for the period ending July 2, 2011 (Unaudited)

101.1	The following financial information from Sysco Corporation’s Current Report on Form 8-K filed with the SEC on November 8, 2011, formatted in XBRL: (i) Consolidated Balance Sheets as of July 2, 2011 and July 3, 2010, (ii) Consolidated Results of Operations for the periods ended July 2, 2011, July 3, 2010 and June 27, 2009, (iii) Consolidated Shareholders’ Equity for the periods ended July 2, 2011, July 3, 2010 and June 27, 2009, (iv) Consolidated Cash Flows for the periods ended July 2, 2011, July 3, 2010 and June 27, 2009, and (v) the Notes to Consolidated Financial Statements.

[1]	Financial statements in this exhibit are now our historical financial statements.
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, Sysco Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sysco Corporation
Date: November 8, 2011	By:	/s/ G. Mitchell Elmer
G. Mitchell Elmer
Senior Vice President, Controller and Chief Accounting Officer

EXHIBITS INDEX

Exhibit
No.	Description
23.1	Consent of Ernst & Young LLP.

99.1	Part II, Item 7. Revised Management’s Discussion and Analysis of Financial Condition and Results of Operations as of, and for the period ending, July 2, 2011.

99.2	Part II, Item 8. Revised Financial Statements and Supplementary Data as of, and for the period ending, July 2, 2011. [1]

99.3	Quarterly Segment Operating Income for the period ending July 2, 2011 (Unaudited)

101.1	The following financial information from Sysco Corporation’s Current Report on Form 8-K filed with the SEC on November 8, 2011, formatted in XBRL; (i) Consolidated Balance Sheets as of July 2, 2011 and July 3, 2010, (ii) Consolidated Results of Operations for the periods ended July 2, 2011, July 3, 2010 and June 27, 2009, (iii) Consolidated Shareholders’ Equity for the periods ended July 2, 2011, July 3, 2010 and June 27, 2009, (iv) Consolidated Cash Flows for the periods ended July 2, 2011, July 3, 2010 and June 27, 2009, and (v) the Notes to Consolidated Financial Statements.

[1]	Financial statements in this exhibit are now our historical financial statements.